Exhibit 3.51

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Office of the Secretary of State	John Steen Secretary of State

The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:

MORTGAGE CONSULTANTS OF AMERICA CORPORATION

Filing Number: 116717800

Articles Of Incorporation	September 26, 1990
Change Of Registered Agent/Office	January 27, 1997
Public Information Report (PIR)	December 31, 2002
Public Information Report (PIR)	December 31, 2003
Public Information Report (PIR)	December 31, 2004
Public Information Report (PIR)	December 31, 2005
Public Information Report (PIR)	December 31, 2006
Tax Forfeiture	July 25, 2008
Public Information Report (PIR)	December 31, 2010
Reinstatement	January 11, 2012
Change of Registered Agent/Office	May 15, 2012
Change of Name or Address by Registered Agent	August 31, 2012
Public Information Report (PIR)	December 31, 2012
Public Information Report (PIR)	December 31, 2013

In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on December 03, 2013.

Come visit us on the internet at http://www.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266	Document: 518109570004

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Office of the Secretary of State	John Steen Secretary of State

John Steen Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266	Document: 518109570004

05-102 (9-04/20) 3333 b. ■

a. T Code ■ 13196 *This report MUST be filed to satisfy franchise tax requirements*

05276401396 0002

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

c. Taxpayer identification number	d. Report year
3-01142-0446-1	2005

Corporation name and address

MORTGAGE CONSULTANTS OF AMERICA CORPORATION
5222 FM 1960 RD W STE 216
HOUSTON TX 77069-4408

e. PIR / IND 1 4

Secretary of State file number or, if none, Comptroller unchartered number

g. Item k on Franchise Tax Report, Form 05-142: 0116717800

If the preprinted information is not correct, please type or print the correct information.

The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

Blacken this circle completely if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.

Please sign below! Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.

Corporation's principal office

Principal place of business

SECTION A. Name, title, and mailing address of each officer and director.

NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
SALLY F HELM	PRESIDENT	YES	
MAILING ADDRESS: 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069			
THOMAS C HELM	VICE PRESI	YES	
MAILING ADDRESS: 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069			
SALLY F HELM	DIRECTOR	X YES	
MAILING ADDRESS: 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069			
THOMAS C HELM	DIRECTOR	X YES	
MAILING ADDRESS: 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069			
		YES	
MAILING ADDRESS:			

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation	State of incorporation	Texas SOS file number	Percentage interest
NONE			

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation	State of incorporation	Texas SOS file number	Percentage interest
NONE			

Registered agent and registered office currently on file. *(See instructions if you need to make changes.)*

Agent: SALLY HELM
Office: 5222 FM 1960 WEST, STE. 216
HOUSTON, TX 77069

Blacken this circle if you need forms to change this information. Changes can also be made on-line at *http://www.sos.state.tx.us/corp/sosda/index.shtml*

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
	[signature]	VICE PRES	9/27/05	281-444-8371

0355971

05-102 (12-05/25) 3333 b. 07058391958 0002 Do not write in the space above
a. T Code 13196 This report MUST be filed to satisfy franchise tax requirements
c. Taxpayer identification number 3-01142-0446-1
d. Report year 2006
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT
Corporation name and address
MORTGAGE CONSULTANTS OF AMERICA CORPORATION
5222 FM 1960 RD W STE 216
HOUSTON TX 77069-4408
e. PIR/IND 1 4
Secretary of State file number or, if none,
Comptroller unchartered number
Item k on Franchise Tax Report, Form 05-142 g. 0116717800
Please mark through any incorrect information and type or print the correct information.
The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.
Blacken this circle completely if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.
Corporation’s principal office
Principal place of business
Please sign below! Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.
SECTION A. Name, title, and mailing address of each officer and director.
NAME SALLY F HELM TITLE PRESIDENT DIRECTOR YES Term expiration (mm-dd-yyyy)
MAILING ADDRESS 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069
NAME THOMAS C HELM TITLE VICE PRESI DIRECTOR YES Term expiration (mm-dd-yyyy)
MAILING ADDRESS 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069
NAME SALLY F HELM TITLE DIRECTOR DIRECTOR X YES Term expiration (mm-dd-yyyy)
MAILING ADDRESS 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069
NAME THOMAS C HELM TITLE DIRECTOR DIRECTOR X YES Term expiration (mm-dd-yyyy)
MAILING ADDRESS 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069
NAME TITLE DIRECTOR YES Term expiration (mm-dd-yyyy)
MAILING ADDRESS
SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.
Name of owned (subsidiary) corporation or limited liability company State of inc./organization Texas SOS file number Percentage Interest
Name of owned (subsidiary) corporation or limited liability company State of inc./organization Texas SOS file number Percentage Interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.
Name of owning (parent) corporation or limited liability company State of inc./organization Texas SOS file number Percentage Interest
Registered agent and registered office currently on file (See instructions if you need to make changes.)
Agent: SALLY HELM
Office: 5222 FM 1960 WEST, STE. 216 HOUSTON, TX 77069
Blacken this circle if you need forms to change this information. Changes can also be made on-line at http://www.sos.state.tx.us/corp/sosda/index.shtml
I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this, or a related, corporation or limited liability company.
Officer, director, or other authorized person Title Date Daytime phone (Area code and number)
sign here VICE PRES 2/13/07
0300763

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Hope Andrade Secretary of State

Forfeiture pursuant to Section 171.309 of the Texas Tax Code of

MORTGAGE CONSULTANTS OF AMERICA CORPORATION

File Number: 116717800	Certificate / Charter forfeited: July 25, 2008

The Secretary of State finds that:

1.	The Secretary has received certification from the Comptroller of Public Accounts under Section 171.302 of the Texas Tax Code indicating that there are grounds for the forfeiture of the taxable entity’s charter, certificate or registration; and

2.	The Comptroller of Public Accounts has determined that the taxable entity has not revived its forfeited privileges within 120 days after the date that the privileges were forfeited.

Therefore, pursuant to Section 171.309 of the Texas Tax Code, the Secretary of State hereby forfeits the charter, certificate or registration of the taxable entity as of the date noted above and records this notice of forfeiture in the permanent files and records of the entity.

Hope Andrade Secretary of State

Come visit us on the Internet @http://www.sos.state.tx.us/

(512) 463-5555	FAX (512) 463-5709	TTY 7-1-1

05-102 (Rev.2-02/20)

3333

b. ■

02253211956

Do not write in the space above

a. T Code ■ 13196

TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report

c. Taxpayer identification number	d. Report year
■ 3-01142-0446-1	■ 2002

e. PIR / IND ■ 1, 2, 3, 4

Corporation name and address
MORTGAGE CONSULTANTS OF AMERICA CORPORATION
5222 FM 1960 RD W STE 216
HOUSTON TX 77069-4408

Secretary of State file number or, if none, Comptroller unchartered number
g. ■
Item k on Franchise Tax Report form, Page 1: 01167178-00 ■ 1

2F DRUM 0830

The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.

"SECTION A" MUST BE COMPLETE AND ACCURATE.
If preprinted information is not correct, please type or print the correct information.

Please sign below!

○ Blacken this circle completely if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation's principal office: 5222 FM 1960 WEST, SUITE 216, HOUSTON, TX 77069

Principal place of business:

SECTION A. Name, title and mailing address of each officer and director. *Use additional sheets, if necessary.*

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
SALLY F. HELM	PRES	X YES	
MAILING ADDRESS: 5222 FM 1960 W, SUITE 216, HOUSTON, TX 77069			Expiration date (mm-dd-yyyy)
THOMAS C. HELM	VP	YES	
MAILING ADDRESS: 5222 FM 1960 W, SUITE 216, HOUSTON, TX 77069			Expiration date (mm-dd-yyyy)
		YES	
MAILING ADDRESS:			Expiration date (mm-dd-yyyy)
		YES	
MAILING ADDRESS:			Expiration date (mm-dd-yyyy)
		YES	
MAILING ADDRESS:			Expiration date (mm-dd-yyyy)

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. *Use additional sheets, if necessary.*

Name of owned (subsidiary) corporation	State of incorporation	Texas S.O.S. file number	Percentage Interest
NONE			

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. *Use additional sheets, if necessary.*

Name of owning (parent) corporation	State of incorporation	Texas S.O.S. file number	Percentage Interest
NONE			

Registered agent and registered office currently on file. *(Changes must be filed separately with the Secretary of State.)*
Agent: SALLY HELM
Office: 5222 FM 1960 WEST, STE. 216
HOUSTON, TX 77069

○ Blacken this circle if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
	Thomas C. Helm	Vice President	8/15/02	281-444-8371

0200248

00008633358 **Filing Number: 116717800**

1104729049 12

TX2010
Ver. 1.0 05-102 (9-09/29)

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

To be filed by Corporations, Limited Liability Companies (LLCS) and Financial Institutions

This report MUST be signed and filed to satisfy franchise tax requirements

■ **Tcode** 13196

■ Taxpayer number: 30114204461

■ Report year: 2010

***You have certain rights** under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you. Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide.*

Taxpayer name: MORTGAGE CONSULTANTS OF AMERICA

Mailing address: 5222 FM 1960 WEST, SUITE 216

City: HOUSTON | State: TX | ZIP Code: 77069 | Plus 4:

Secretary of State file number or Comptroller file number: 0116717800

☐ Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C.

Principal office: 5222 FM 1960 WEST SUITE 216, HOUSTON, TX 77069

Principal place of business: SAME

3011420446110

Please sign below! Officer, director, and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year.

SECTION A Name, title and mailing address of each officer, director or member.

Name	Title	Director	Term expiration (m m d d y y)	Mailing address	City	State	ZIP Code
SALLY F HELM	PRESIDENT	☒ Yes		5222 FM 1960 W, STE 216	HOUSTON	TX	77069
THOMAS C HELM	VP	☒ Yes		5222 FM 1960 W, STE 216	HOUSTON	TX	77069
		☐ Yes					

SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of ten percent (10%) or more.

Name of owned (subsidiary) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of Ownership
None			

SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this entity or limited liability company.

Name of owned (parent) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of Ownership
None			

Registered agent and registered office currently on file. *(See instructions if you need to make changes)*

☐ Check box if you need forms to change the registered agent or registered office information.

Agent: SALLY HELM

Office: 5222 FM 1960 WEST, STE 216 | City: HOUSTON | State: TX | ZIP Code: 77069

The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company.

sign here ► [signature] | Title: VICE PRESIDENT | Date: 2/7/11 | Area code and phone number: (281) 444-8371

Texas Comptroller Official Use Only

VE/DE ○ PIR IND ○

1030

05-102
(Rev 9 99/18)
a T Code 13196 3333 03097142759
Texas Franchise Tax Do not write in the space above
Public Information Report c Taxpayer identification number d Report year
Must be filed with your Corporation Franchise Tax Report 30114204461 2003
Corporation name and address e PIR / IND 1,2,3,4
MORTGAGE CONSULTANTS OF AMERICA Secretary of State file number or, if none, Comptroller unchartered number
5222 FM 1960 WEST, SUITE 216
HOUSTON TX 77069 Item k on Franchise Tax Report form g 01167178001

The following information must be provided for the Secretary of State (SOS) by each corporation that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
“Section A” must be complete and accurate. Please sign below!
If preprinted information is not correct, please type or print the correct information.
Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.
Corporation’s Principal Office
5222 FM 1960 WEST, SUITE 216, HOUSTON, TX 77069
Principal Place of Business
SAME
SECTION A Name, title and mailing address of each officer and director. Use additional sheets, if necessary.
Name Title Director Social Security Number (optional)
SALLY F. HELM PRESIDENT X Yes
Mailing Address Expiration Date (mm-dd-yyyy)
5222 FM 1960 WEST, # 216 HOUSTON TX 77069
Name Title Director Social Security Number (optional)
THOMAS C. HELM VP X Yes
Mailing Address Expiration Date (mm-dd-yyyy)
5222 FM 1960 WEST, #216 HOUSTON TX 77069
Name Title Director Social Security Number (optional)
Yes
Mailing Address Expiration Date (mm-dd-yyyy)
Name Title Director Social Security Number (optional)
Yes
Mailing Address Expiration Date (mm-dd-yyyy)
Name Title Director Social Security Number (optional)
Yes
Mailing Address Expiration Date (mm-dd-yyyy)
SECTION B List each corporation in which this reporting corporation owns an interest of ten percent (10%) or more.
Enter the information requested for each corporation. If none, enter ‘None.’ Use additional sheets if necessary.
Name of Owned (subsidiary) Corporation State of Incorporation Texas SOS File Number Percentage Interest:
None
Name of Owned (subsidiary) Corporation State of Incorporation Texas SOS File Number Percentage Interest:
TXCA0601 2/04/01
SECTION C List each corporation that owns an interest of ten percent (10%) or more in this reporting corporation.
Enter the information requested for each corporation. If none, enter ‘None.’ Use additional sheets if necessary.
Name of Owning (parent) Corporation State of Incorporation Texas SOS File Number Percentage Interest
None
Registered Agent and Registered Office Currently on File. (Changes must be filed separately with the Secretary of State.)
Agent: SALLY HELM
Office: 5222 FM 1960 WEST, SUITE 216 Check here if you need forms to change this information.
HOUSTON TX 77069
I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or a related corporation.
sign here Officer, Director, or Other Authorized Person Title Date Daytime Phone (area code and number)
VICE PRESIDENT 3/31/03 (281) 444-8371 IN

Form 801 (Revised 05/11)	Application for Reinstatement And Request to Set Aside Tax Forfeiture	This space reserved for office use.
Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: See instructions

1. The entity name is:	MORTGAGE CONSULTANTS OF AMERICA CORPORATION

The entity is a foreign entity that was required to obtain its registration under a name that differs from the legal name stated above. The name under which the entity is registered is:

2. The file number issued to the entity by the secretary of state is:	0116717800

3. The entity was forfeited or revoked under the provisions of the Tax Code on:	07/25/08
mm/dd/yyyy

4. The undersigned requests that the forfeiture or revocation of the entity be set aside, and certifies that:

a. The entity has filed each delinquent report that is required by chapter 171 of the Tax Code and has made payment for the tax, penalty, and interest imposed and that is due at the time of this application as evidenced by the attached tax clearance letter; and

b. On the date of forfeiture or revocation, the undersigned person was:

•	an officer, director or shareholder of the above-named for-profit or professional corporation; or

•	an officer, director, shareholder or member of the above-named professional association; or

•	an officer, director, or member of the above-named nonprofit corporation; or

•	a member or manager of the above-named limited liability company; or

•	a partner of the above-named limited partnership; or

•	a trustee or beneficial owner of the above-named statutory or business trust.

Additional Required Documentation or Filings

☒ Comptroller of Public Accounts Tax Clearance Letter

☐ Letter of Consent or Amendment to Certificate of Formation or Registration (Required when entity name is no longer available.)

Execution

The undersigned declares under penalty of perjury, and the penalties imposed by law for the submission of a materially false or fraudulent instrument, that the undersigned is authorized to make this request; that the statements contained herein are true and correct, and that tax clearance was not obtained by providing false or fraudulent information.

Date:	1-5-12

BY:	VICE PRESIDENT/DIRECTOR

Signature of authorized person (see instructions)

THOMAS C HELM
Printed or typed name of authorized person

Form 80[ILLEGIBLE]

3

TEXAS COMPTROLLER of PUBLIC ACCOUNTS
P.O. Box 13528 — AUSTIN, TX 78711-3528

January 9, 2012

MORTGAGE CONSULTANTS OF AMERICA CORPORATION

5222 FM 1960 RD W STE 216

HOUSTON TX 77069-4408

TAX CLEARANCE LETTER FOR REINSTATEMENT*

To:	Texas Secretary Of State Corporations Section

Re:	MORTGAGE CONSULTANTS OF AMERICA CORPORATION Taxpayer number: 30114204461 File number: 0116717800 Date of Forfeiture: 07/25/2008

The above referenced entity has met all franchise tax requirements and is eligible for reinstatement through 05/15/2012.

Jerod Heine

Franchise Tax Section

Account Maintenance Division

(800)531-5441, ext. 6-8558 or at (512) 936-8558

*	The reinstatement must be filed with the Texas Secretary of State on or before the expiration date of this letter. Forms and instructions for reinstatement may be obtained by visiting www.sos.state.tx.us/corp/forms_boc.shtml or by calling (512) 463-5582. This tax clearance letter must be attached to the reinstatement forms.

NOTE: If the entity fails to reinstate on or before the tax clearance date indicated in this letter, additional franchise tax filing requirements must be met and a new request for tax clearance must be submitted prior to reinstatement.

Form 05-377 (Rev.5-05/2)

RENCL

j1h

Form 401	Statement of Change of Registered Office/Agent
Secretary of State P.O. Box 13697 Austin, TX 78711-3697 FAX: 512/463-5709 Filing Fee: See Instructions		Filed in the Office of the Secretary of State of Texas Filing #: 116717800 05/15/2012 Document #: 421892970002 Image Generated Electronically for Web Filing

Entity Information

The name of the entity is:

MORTGAGE CONSULTANTS OF AMERICA CORPORATION

The file number issued to the entity by the secretary of state is: 116717800

The registered agent and registered office of the entity as currently shown on the records of the secretary of state are:

Sally Helm

5222 FM 1960 WEST, STE. 216, Houston, TX, USA 77069

Change to Registered Agent/Registered Office

The following changes are made to the registered agent and/or office information of the named entity:

Registered Agent Change

☒ A. The new registered agent is an organization by the name of:

Registered Agent Solutions, Inc.

OR

☐ B. The new registered agent is an individual resident of the state whose name is:

Registered Office Change

☒ C. The business address of the registered agent and the registered office address is changed to:

515 Congress Avenue, Suite 2300, Austin, TX, USA 78701

The street address of the registered office as stated in this instrument is the same as the registered agent’s business address.

Consent of Registered Agent

☐ A. A copy of the consent of registered agent is attached.

☒ B. The consent of the registered agent is maintained by the entity.

Statement of Approval

The change specified in this statement has been authorized by the entity in the manner required by the BOC or in the manner required by the law governing the filing entity, as applicable.

Effectiveness of Filing

☒ A. This document becomes effective when the document is filed by the secretary of state.

☐ B. This document becomes effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date:	May 15, 2012	H. Marc Helm
Signature of authorized person(s)

FILING OFFICE COPY

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 116717800 08/31/2012 Document #: 441705820008 Image Generated Electronically

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is

MORTGAGE CONSULTANTS OF AMERICA CORPORATION

The entity’s filing number is 116717800

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

515 Congress Ave., Suite 2300, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

1701 Directors Blvd., Suite 300, Austin, TX 78744

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date:	08/31/2012

Registered Agent Solutions, Inc.

Name of Registered Agent

Ricardo Orozco - Secretary

Signature of Registered Agent

FILING OFFICE COPY

Filing Number: 116717800
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT
To be filed by Corporations and Limited Liability Companies (LLC) and Financial Institutions
This report MUST be signed and filed to satisfy franchise tax requirements
05-102
(9-09/29)
Tcode 13196
Taxpayer number 30114204461
Report year 2012
You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you.
Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide.
Taxpayer name
MORTGAGE CONSULTANTS OF AMERICA
Mailing address 5222 FM 1960 WEST SUITE 216 City HOUSTON State TX ZIP Code 77069 Plus 4
Secretary of State file number or Comptroller file number 0116717800
Blacken circle if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C.
Principal office 5222 FM 1960 WEST SUITE 216, HOUSTON, TX, 77069
Principal place of business 5222 FM 1960 WEST SUITE 216, HOUSTON, TX, 77069
Please sign below!
Officer, director and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year.
3011420446112
SECTION A Name, title and mailing address of each officer, director or member.
Name SALLY F HELM Title PRESIDENT Director YES Term expiration m m d d y y 123112
Mailing address 5222 FM 1960 W STE 216 City HOUSTON State TX ZIP Code 77069
Name THOMAS C HELM Title VICE PRES Director YES Term expiration m m d d y y 123112
Mailing address 5222 FM 1960 W STE 216 City HOUSTON State TX ZIP Code 77069
Name Title Director YES Term expiration m m d d y y
Mailing address City State ZIP Code
SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of ten percent (10%) or more.
Name of owned (subsidiary) corporation or limited liability company NONE
State of formation Texas SOS file number, if any Percentage of Ownership
Name of owned (subsidiary) corporation or limited liability company
State of formation Texas SOS file number, if any Percentage of Ownership
SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this entity or limited liability company.
Name of owned (parent) corporation or limited liability company NONE
State of formation Texas SOS file number, if any Percentage of Ownership
Registered agent and registered office currently on file. (See instructions if you need to make changes) Agent: SALLY HELM
Blacken circle if you need forms to change the registered agent or registered office information.
Office: 5222 FM 1960 W STE 216 City HOUSTON State TX ZIP Code 77069
The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.
I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company.
sign here THOMAS HELM
Title VICE PRESIDENT
Date 03/09/2012
Area code and phone number (281) 444 - 8371
Texas Comptroller Official Use Only
VE/DE PIR IND

00018642974 Filing Number: 116717800
132663601346
Texas Franchise Tax Public Information Report
TX2013
Ver. 4.0 05-102
(Rev.9-11/30)
To be filed by Corporations, Limited Liability Companies (LLC) and Financial Institutions
This report MUST be signed and filed to satisfy franchise tax requirements
Tcode 13196
Taxpayer number
30114204461
Report year
2013
You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you.
Contact us at (800) 252-1381 or (512) 463-4600.
Taxpayer name
MANAGEMENT CONSULTANT OF AMERICA, LLC
Mailing address
5222 FM 1960 WEST SUITE 216
City HOUSTON State TEXAS ZIP Code 77069 Plus 4
Secretary of State (SOS) file number or Comptroller file number 116717800
Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C.
Principal office 2727 SPRING CREEK DR, SPRING, TX, 77373
Principal place of business 2727 SPRING CREEK DR, SPRING, TX, 77373
Please sign below! Officer, director and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year.
3011420446113
SECTION A Name, title and mailing address of each officer, director or member.
Name JAMES WRIGHT Title PRESIDENT Director X YES Term expiration m m d d y y
Mailing address City State ZIP Code
Name Title Director YES Term expiration m m d d y y
Mailing address City State ZIP Code
Name Title Director YES Term expiration m m d d y y
Mailing address City State ZIP Code
SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of 10 percent or more.
Name of owned (subsidiary) corporation or limited liability company
NONE
State of formation
Texas SOS file number, if any
Percentage of ownership
Name of owned (subsidiary) corporation or limited liability company
State of formation
Texas SOS file number, if any
Percentage of ownership
SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of 10 percent or more in this entity or limited liability company.
Name of owned (parent) corporation or limited liability company
REVERSE MORTGAGE SOLUTIONS, INC
State of formation
DE
Texas SOS file number, if any
0800784165
Percentage of ownership
100
Registered agent and registered office currently on file. (see instructions if you need to make changes)
Agent: REGISTERED AGENT SOLUTIONS, INC.
Check box if you need forms to change the registered agent or registered office information.
Office: 1701 DIRECTORS BLVD., STE 300
City
AUSTIN
State
TX
ZIP Code
78744
The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.
I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company.
sign here
Title
PRESIDENT
Date
Area code and phone number
(281) 404-7800
Texas Comptroller Official Use Only
VE/DE
PIR IND
1039

ARTICLES OF INCORPORATION

OF

MORTGAGE CONSULTANTS OF AMERICA CORPORATION

ARTICLE ONE

The name of the corporation is MORTGAGE CONSULTANTS OF AMERICA CORPORATION.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purpose or purposes for which the corporation is organized is to transact any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have the authority to issue is ONE HUNDRED THOUSAND shares (100,000) of Common Stock with a par value of ONE AND NO/100 DOLLARS ($1.00) each.

ARTICLE FIVE

The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of not less than $1,000.00.

ARTICLE SIX

The address of its registered office is: 10255 Richmond Avenue, Fourth Floor North, Houston, Texas 77042, and the name of its registered agent at such address is Edward T. Burke.

ARTICLE SEVEN

The number of initial Directors is one (1) and the names and addresses of those Directors are:

Marcus E. Helm	14611 Benfer Road
Houston, Texas 77069

ARTICLE EIGHT

The name and address of the Incorporator is Edward T. Burke, 10255 Richmond, 4th Floor North, Houston, Texas 77042.

EDWARD T. BURKE, INCORPORATOR

SWORN TO on the 25th day of September, A. D., 1990, by the above-named Incorporator.

NOTARY PUBLIC in and for The State of Texas

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH BY A PROFIT CORPORATION

1. The name of the corporation is MORTGAGE CONSULTANTS OF AMERICA. The corporation’s charter number is 01167178-00.

2. The address of the CURRENT registered office as shown in the records of the Texas secretary of state is:

10255 Richmond Avenue

Fourth Floor North

Houston, Texas 77042

3. The address of the NEW registered office is:

5222 FM 1960 West, Suite 216, Houston, Texas 77069

4. The name of the CURRENT registered agent as shown in the records of the Texas secretary of state is:

Edward T. Burke - Edward T. Burke & Associates

5. The name of the NEW registered agent is:

Sally Helm

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7. The changes shown above were authorized by: (check one)

A.	☐	The board of directors.

B.	☒	An officer of the corporation so authorized by the board of directors.

An Authorized Officer

c:\forms\artinreg

05-102 (Rev. 2-03/22)

3333

b. ■

04149363297

Do not write in the space above

a. T Code ■ 13196

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

MUST be filed to satisfy franchise tax requirements

c. Taxpayer identification number	d. Report year
■ 3-01142-0446-1	■ 2004

Corporation name and address

MORTGAGE CONSULTANTS OF AMERICA CORPORATION
5222 FM 1960 RD W STE 216
HOUSTON TX 77069-4408

e. PIR / IND ■ 1, 2, 3, 4

Secretary of State file number or, if none, Comptroller uncharted number

g ■

Item k on Franchise Tax Report, Form 05-142: 0116717800 | 1

If the preprinted information is not correct, please type or print the correct information.

The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

● Blacken this circle completely if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.

Please sign below! Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.

Corporation's principal office

Principal place of business

SECTION A. Name, title, and mailing address of each officer and director.

NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
SALLY F HELM	PRESIDENT	☐ YES	
MAILING ADDRESS: 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069			
THOMAS C HELM	VICE PRESI	☐ YES	
MAILING ADDRESS: 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069			
SALLY F HELM	DIRECTOR	X YES	
MAILING ADDRESS: 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069			
THOMAS C HELM	DIRECTOR	X YES	
MAILING ADDRESS: 5222 FM 1960 WEST SUITE 216 HOUSTON, TX 77069			
		☐ YES	
MAILING ADDRESS:			

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation	State of incorporation	Texas SOS file number	Percentage interest
NONE			

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation	State of incorporation	Texas SOS file number	Percentage interest
NONE			

Registered agent and registered office currently on file (*See instructions if you need to make changes.*)

Agent: SALLY HELM
Office: 5222 FM 1960 WEST, STE. 216
HOUSTON, TX 77069

○ Blacken this circle if you need forms to change this information. Changes can also be made on-line at ***http://www.sos.state.tx.us/corp/sosda/index.shtml***

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director or other authorized person	Title	Date	Daytime phone (Area code and number)
	[signature]	VICE PRES	5/13/04	281-444-8371

0271767